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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                    VAN KAMPEN EMERGING MARKETS INCOME FUND
                      SUPPLEMENT DATED MAY 9, 2005, TO THE
                         CLASS A SHARES, CLASS B SHARES
                               AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 29, 2004
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 31, 2005

     The Prospectus is hereby supplemented as follows:

          The Board of Trustees (the "Board") and the Fund's management have continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen Emerging Markets Income Fund (the "Fund"). In connection therewith, the Board and management considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. In connection with this determination, the Fund is suspending the continuous offering of its shares to all investors effective at the close of business on May 9, 2005 and the Fund will redeem all its shareholders' accounts and then liquidate on or about June 24, 2005 (the "Liquidation Date"). Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund until the Liquidation Date.

          Any applicable contingent deferred sales charge ("CDSC") will be waived for shareholders who remain invested in the Fund through the Liquidation Date. The CDSC will not be waived for shareholders who redeem or exchange their shares prior to the Liquidation Date. Any remaining share balances held in Van Kampen-sponsored retirement accounts as of the Liquidation Date will be automatically exchanged for Class A shares of the Van Kampen Reserve Fund. This exchange will occur at net asset value with no additional sales charge.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    MSEMSPT 5/05